UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2009

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27824 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

560 White Plains Road, Suite 210, Tarrytown, New York	10591
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Press Release Announces Engagement of Investment Banker to Assist with Growth Initiatives

SPAR Group, Inc. (the "Registrant"), on June 18, 2009, issued the press release attached hereto as Exhibit 99.1 (the "Press Release"), which is hereby incorporated by reference into this Current Report on Form 8-K (this "Report"). The Press Release announced the Registrant's engagement of the investment banking firm of Jesup & Lamont, Inc. ("J&L"), to assist the Registrant with growth initiatives, including, but not limited to, identifying acquisition or merger candidates on a global basis, raising capital and related activities, as more fully described in such Press Release.

Statements contained in this Report and in the Press Release include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act", and together with the Securities Act, the "Securities Laws"). There can be no assurance that J&L and the Registrant will be able to identify any acquisition or merger candidates or capital sources, that such candidates or capital sources will be available and its cost will be attractive to the Registrant, or that the Registrant will be able to successfully finance such an acquisition or merger or successfully integrate the resulting additional business. Such acquisitions and mergers also are subject to a number of post closing risks. See "Inability to Identify, Acquire and Successfully Integrate Acquisitions" and the other risk factors in "Certain Risk Factors" (each a "Risk Factor") and the other cautionary statements ("Cautionary Statements") identified in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission (the "SEC") on April 15, 2009 (the "Registrant's 2008 Annual Report"). All forward-looking statements attributable to the Registrant or persons acting on its behalf are expressly qualified by the Risk Factors and other Cautionary Statements, which are incorporated by reference into this Report. Although the Registrant believes that its goals, plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, the Registrant cannot assure that such goals, plans, intentions or expectations will be achieved in whole or in part, that it has identified all potential risks or that it can successfully avoid or mitigate such risks in whole or in part. The Registrant undertakes no obligation to publicly update or revise any forward-looking statements, or any Risk Factors or other Cautionary Statements, whether as a result of new information, future events or otherwise, except as required by law.

To the greatest extent permitted under applicable Securities Laws, the information in Item 8.01 of this Report, including Exhibit 99.1: shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section; and shall not be deemed incorporated by reference in any filing under any Securities Laws, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.		Financial Statements and Exhibits.

(a)	Exhibits:

	99.1	Press Release of the Registrant dated June 18, 2009 (attached hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date: June 18, 2009	By:	/s/ James R. Segreto
James R. Segreto
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Press Release of the Registrant dated June 18, 2009 (attached hereto).